SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  September 10, 2003

                            HERITAGE COMPANIES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    333-66994
                                    ---------
                            (Commission File Number)

                                   43-1932733
                                   ----------
                      (I.R.S. Employer Identification No.)

                111 West Washington, Suite 860, Chicago, IL 60602
                (Address of Principal Executive Offices)  (Zip Code)

                                 (312) 201-8050
              (Registrant's Telephone Number, Including Area Code)




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This current report on Form 8-K is filed by Heritage Companies, Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 10, 2003, Pickett, Chaney & McMullen, LLP notified the Company that it would decline to stand for reelection as the Company's independent auditor for the year ending December 31, 2003. The Company is currently interviewing other accounting firms to serve as its independent auditor, but has not engaged another firm at this time.

The financial statements of the Registrant for the eleven months ended December 31, 2001 audited by Pickett, Chaney & McMullen, LLP did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles. The financial statements of the Registrant for the year ended December 31, 2002 audited by Pickett, Chaney & McMullen, LLP did not contain an adverse opinion or a disclaimer of opinion, neither were they qualified or modified as to audit scope or accounting principles. However, the 2002 audit report was modified as to uncertainty. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation, the Registrant had no disagreements with Pickett, Chaney & McMullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Pickett, Chaney & McMullen, LLP, would have caused Pickett, Chaney & McMullen, LLP to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's most recent fiscal year or the subsequent interim period preceding the dismissal of Pickett, Chaney & McMullen, LLP.

The Company has provided Pickett, Chaney & McMullen LLP with a copy of this Form 8-K and requested that Pickett, Chaney & McMullen LLP furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HERITAGE COMPANIES, INC.
                                   (Registrant)


                                By: /s/ Carl Gessner
                                    ----------------
                                    Carl Gessner
                                    Chief Executive Officer

September 10, 2003






                                  EXHIBIT INDEX


Exhibit
Number      Description
------      -----------

16          Letter Regarding Change in Certifying Accountant





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